                     AMENDMENT TO MASTER CUSTODIAN CONTRACT


                  THIS AMENDMENT TO MASTER CUSTODIAN CONTRACT is dated as of September 8, 2004, by and between State Street Bank and Trust Company (the "Custodian") and each investment company set forth on Appendix A hereto (each such entity referred to herein as a "Fund," and any series of a Fund, "Portfolio").

                  WHEREAS, the parties hereto are parties to that certain Master Custodian Contract dated May 1, 2000, as amended (the "Master Custodian Contract"); and

                  WHEREAS, the Custodian on the one hand and each Fund on the other hand desire to amend paragraph 12 to the Master Custodian Contract.

                  NOW THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter contained, the Custodian and each Fund on behalf of each Portfolio, severally and not jointly, hereby agree as follows:

                  1. (a) Paragraph 12 of the Master Custodian Contract be and it hereby is modified in its entirety to read as follows:

                  For all expenses and services performed and to be performed by Custodian hereunder, each Fund on behalf of its respective Portfolio(s) as applicable, shall and hereby agrees to pay Custodian, severally and not jointly, such reasonable compensation as determined by the parties from time to time.

                  2. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Custodian Contract.

                  3. Except as set forth in this Amendment, the Master Custodian Contract shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.


Witnessed By:                             STATE STREET BANK AND TRUST COMPANY


   /s/ JANET B. ALEXANDER                 By:  /s/ JOSEPH L HOOLEY
---------------------------------            -----------------------------------
Name:    Janet B. Alexander                  Name:   Joseph L Hooley
Title:   Associate Counsel                   Title:  Executive Vice President

                                        AIM EQUITY FUNDS, on behalf of each of
                                        its Portfolios as identified in Appendix
                                        A hereto

                                        AIM FLOATING RATE FUND, on behalf of
                                        each of its Portfolios as identified in
                                        Appendix A hereto

                                        AIM FUNDS GROUP, on behalf of each of
                                        its Portfolios as identified in Appendix
                                        A hereto

                                        AIM GROWTH SERIES, on behalf of each of
                                        its Portfolios as identified in Appendix
                                        A hereto

                                        AIM INTERNATIONAL MUTUAL FUNDS, on
                                        behalf of each of its Portfolios as
                                        identified in Appendix A hereto

                                        AIM INVESTMENT FUNDS, on behalf of each
                                        of its Portfolios as identified in
                                        Appendix A hereto

                                        AIM INVESTMENT SECURITIES FUNDS, on
                                        behalf of each of its Portfolios as
                                        identified in Appendix A hereto

                                        AIM SELECT REAL ESTATE INCOME FUND

                                        AIM SPECIAL OPPORTUNITIES FUNDS, on
                                        behalf of each of its Portfolios as
                                        identified in Appendix A hereto

                                        AIM SUMMIT FUND

                                        AIM VARIABLE INSURANCE FUNDS, on behalf
                                        of each of its Portfolios as identified
                                        in Appendix A hereto

Witnessed By:


   /s/ LISA A. MOSS                     By:  /s/ ROBERT H. GRAHAM
-----------------------------------        -------------------------------------
Name:    Lisa A. Moss                        Name:  Robert H. Graham
Title:   Assistant Secretary                 Title:  Chairman and President

                                   APPENDIX A
                                (as revised 2005)

AIM CORE ALLOCATION PORTFOLIO SERIES                    AIM INVESTMENT SECURITIES FUNDS
                                                             o   AIM Global Real Estate Fund
AIM EQUITY FUNDS                                             o   AIM High Yield Fund
     o   AIM Aggressive Growth Fund                          o   AIM Income Fund
     o   AIM Blue Chip Fund                                  o   AIM Intermediate Government Fund
     o   AIM Capital Development Fund                        o   AIM Real Estate Fund
     o   AIM Charter Fund                                    o   AIM Short Term Bond Fund
     o   AIM Constellation Fund                              o   AIM Total Return Bond Fund
     o   AIM Diversified Dividend Fund
     o   AIM Large Cap Basic Value Fund                 AIM SELECT REAL ESTATE INCOME FUND
     o   AIM Large Cap Growth Fund
     o   AIM Mid Cap Growth Fund                        AIM SPECIAL OPPORTUNITIES FUNDS
     o   AIM Select Basic Value Fund                         o   AIM Opportunities I Fund
     o   AIM Weingarten Fund                                 o   AIM Opportunities II Fund
                                                             o   AIM Opportunities III Fund
AIM FLOATING RATE FUND
                                                        AIM SUMMIT FUND
AIM FUNDS GROUP
     o   AIM Basic Balanced Fund                        AIM VARIABLE INSURANCE FUNDS
     o   AIM European Small Company Fund                     o   AIM V.I. Aggressive Growth Fund
     o   AIM Global Value Fund                               o   AIM V.I. Balanced Fund
     o   AIM International Small Company Fund                o   AIM V.I. Basic Value Fund
     o   AIM Mid Cap Basic Value Fund                        o   AIM V.I. Blue Chip Fund
     o   AIM Premier Equity Fund                             o   AIM V.I. Capital Appreciation Fund
     o   AIM Select Equity Fund                              o   AIM V.I. Capital Development Fund
     o   AIM Small Cap Equity Fund                           o   AIM V.I. Core Equity Fund
                                                             o   AIM V.I. Core Stock Fund
AIM GROWTH SERIES                                            o   AIM V.I. Dent Demographic Trends Fund
     o   AIM Basic Value Fund                                o   AIM V.I. Diversified Income Fund
     o   AIM Conservative Allocation Fund                    o   AIM V.I. Dynamics Fund
     o   AIM Global Equity Fund                              o   AIM V.I. Financial Services Fund
     o   AIM Growth Allocation Fund                          o   AIM V.I. Government Securities Fund
     o   AIM Mid Cap Core Equity Fund                        o   AIM V.I. Growth Fund
     o   AIM Moderate Allocation Fund                        o   AIM V.I. Health Sciences Fund
     o   AIM Moderate Growth Allocation Fund                 o   AIM V.I. High Yield Fund
     o   AIM Moderately Conservative Allocation Fund         o   AIM V.I. International Growth Fund
     o   AIM Small Cap Growth Fund                           o   AIM V.I. Large Cap Growth Fund
                                                             o   AIM V.I. Leisure Fund
AIM INTERNATIONAL MUTUAL FUNDS                               o   AIM V.I. Mid Cap Core Equity Fund
     o   AIM Asia Pacific Growth Fund                        o   AIM V.I. Premier Equity Fund
     o   AIM European Growth Fund                            o   AIM V.I. Real Estate Fund
     o   AIM Global Aggressive Growth Fund                   o   AIM V.I. Small Cap Equity Fund
     o   AIM Global Growth Fund                              o   AIM V.I. Small Company Growth Fund
     o   AIM International Core Equity Fund                  o   AIM V.I. Technology Fund
     o   AIM International Growth Fund                       o   AIM V.I. Total Return Fund
                                                             o   AIM V.I. Utilities Fund
AIM INVESTMENT FUNDS
     o   AIM Developing Markets Fund
     o   AIM Global Health Care Fund
     o   AIM Trimark Fund
     o   AIM Trimark Endeavor Fund
     o   AIM Trimark Small Companies Fund